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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 31, 2021
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road
Denver, North Carolina 28037
(Address of Principal Executive Offices, and Zip Code)

________________(828) 464-8741__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

To the extent responsive, the information included in Item 2.03 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 31, 2021, Air T, Inc. and certain of its subsidiaries (collectively the “Company”) entered into a Third Amended and Restated Credit Agreement with Minnesota Bank & Trust (the “Bank”). The Amended and Restated Credit Agreement revises the existing credit facility and the terms and conditions of Term Note A and Term Note B. In addition, the Company’s indirect subsidiary Jet Yard, LLC entered into a new $2,000,000 promissory note (the “Jet Yard Term Note”). The changes and the terms of the new note are summarized below:

In the Third Amended and Restated Credit Agreement the parties agreed to add Jet Yard, LLC, an Arizona limited liability company and an indirect subsidiary of the Company, as a co-Borrower. The terms of the Amended and Restated Credit Agreement were also revised to extend the termination date to August 31, 2023. The maximum amount available under the revolving facility remains at $17,000,000 and interest will be due on the outstanding balance at the rate of 2.5% or the prime rate plus 1%, whichever is greater. The following changes were also made to the borrowing base calculation: (i) increasing the inventory portion of the borrowing base calculation from 60% to 75% and (ii) permitting the inclusion of a portion of work in process inventory at the Company’s ground services segment (capped at 75% of the total borrowing base), whereas previously no credit was permitted in the calculation for work in process inventory.

The Company and the Bank also revised Term Note A to extend the maturity date to August 30, 2031 and to increase the principal amount to $9,000,000, an increase of $2,500,000 from the current amortized balance. The revised note utilizes a fixed 3.42% interest rate and a 10 year level payment amortization to maturity. A prepayment penalty provision was also added to Term Note A that provides for a 3% premium payment if prepayment occurs in year 1, 1% in years 2-3 and 0% thereafter. 20% of the loan amount can be prepaid without penalty each year and no penalty payment is due for prepayments made to cure a covenant violation.

The Company and the Bank also revised Term Note B to extend the maturity date to August 30, 2031. The principal balance was set at the current balance amount of $3,166,666.52 and a 10 year level payment amortization schedule was used to amortize the loan amount to zero at the maturity date. The interest rate on Term Note B is fixed at 3.42%. A prepayment penalty provision was added to Term Note B that provides for a 3% premium payment if prepayment occurs in year 1, 1% in years 2-3 and 0% thereafter. 20% of the loan amount can be prepaid without penalty each year and no penalty payment is due for prepayments made to cure a covenant violation.

No changes were made to Term Note D and Term Note E was restated to set the principal amount of the note at the then current balance due amount ($3,655,819.22), which amount reflects principal payments through August 31, 2021.

In addition, the Company’s indirect subsidiary Jet Yard, LLC entered into a promissory note with the Bank in the principal amount of $2,000,000. The Jet Yard Note matures at August 30, 2031, has a fixed interest rate of 4.14% and amortizes over a 15 year period with $666,667 due at maturity. Jet Yard intends to use the proceeds of the note for leasehold improvements at Jet Yard’s facility in Marana, AZ.

In connection with the above transactions and revisions, the related security agreement, collateral account agreements and guarantees were updated and restated.

The foregoing summary of the terms of the Third Amended and Restated Credit Agreement, the Amended and Restated Revolving Credit Note, the Amended and Restated Term Notes A, B and E, the Jet Yard Term Note, the Amended and Restated Security Agreement, the Guarantees and the Amended and Restated Collateral Accounts Agreements do not purport to be complete and are qualified in their entirety by reference to the documents which are filed as Exhibit 10.1 through 10.12 hereto, which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

10.1Third Amended and Restated Credit Agreement between Air T, Inc. and Minnesota Bank & Trust dated as of August 31, 2021, without exhibits or schedules.
10.2Amended and Restated Revolving Credit Note of Air T, Inc. to Minnesota Bank & Trust in the amount of $17,000,000 dated August 31, 2021
10.3Amended and Restated Term Note A of Air T, Inc. in the principal amount of $9,000,000 in favor of Minnesota Bank & Trust dated August 31, 2021
10.4Amended and Restated Term Note B of Air T, Inc. in the principal amount of $3,166,666.52 in favor of Minnesota Bank & Trust dated August 31, 2021
10.5Amended and Restated Term Note E of Air T, Inc. in the principal amount of $3,655,819.22 in favor of Minnesota Bank & Trust dated August 31, 2021
10.6Jet Yard Term Note in the principal amount of $2,000,000 in favor of Minnesota Bank & Trust dated August 31, 2021
10.7Amended and Restated Security Agreement by and amount Air T, Inc., the guarantors listed and Minnesota Bank & Trust dated August 31, 2021
10.8Guaranty of Jet Yard, LLC in favor of Minnesota Bank & Trust dated August 31, 2021
10.9Guaranty of Air T, Inc. in favor of Minnesota Bank & Trust dated August 31, 2021
10.10Amended and Restated Guaranty of various Air T subsidiaries in favor of Minnesota Bank & Trust dated August 31, 2021
10.11Amended and Restated Collateral Account Agreement between Ambry Hill Technologies, LLC and Minnesota Bank & Trust dated August 31, 2021
10.12Amended and Restated Collateral Account Agreement between Jet Yard, LLD and Minnesota Bank & Trust dated August 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2021.

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer